Consolidated Schedule of Investments (unaudited)	iShares® Commodity Curve Carry Strategy ETF
January 31, 2023	(Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper
American Electric Power Co. Inc.
4.71%, 02/07/23	$450	$449,588
4.83%, 03/13/23	500	497,263
Bell Canada Inc., 4.67%, 03/13/23	1,000	994,708
Bell Telephone Co. of Canada or Bell Canada, 4.59%, 02/13/23	432	431,285
Britannia Funding Co. LLC, 4.61%, 03/02/23	1,400	1,394,645
Dominion Energy Inc., 4.66%, 02/06/23	250	249,806
Lime Funding LLC, 4.61%, 03/10/23	885	880,713
Lloyds Bank PLC, 4.52%, 03/01/23	1,300	1,295,279
LMA-Americas LLC, 4.60%, 02/27/23	800	797,249
Marriott International Inc., 5.34%, 03/01/23	420	418,429
Mitsubishi UFJ Trust & Banking Corp., 4.48%, 02/08/23	1,400	1,398,606
Mizuho Bank Ltd., 4.59%, 03/07/23	1,350	1,344,006
Societe Generale SA, 4.53%, 03/06/23	800	796,592
Spire Inc., 4.74%, 02/16/23	800	798,317
Toyota Industries Commercial Finance Inc., 4.45%, 02/16/23	1,400	1,397,234
TransCanada PipeLines Ltd., 4.77%, 02/24/23	250	249,207
Union Electric Co., 4.72%, 02/14/23	429	428,214
VW Credit Inc., 4.88%, 03/24/23	500	496,502

Total Commercial Paper — 50.2%
(Cost: $14,318,506)		14,317,643

Security	Par/ Shares (000)	Value

U.S. Treasury Obligations

U.S. Treasury Bill, 4.52%, 02/28/23(a)	$500	$498,333

Total U.S. Treasury Obligations — 1.7%
(Cost: $498,370)		498,333

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 4.18%(b)(c)	13,310	13,310,000

Total Money Market Funds — 46.6%
(Cost: $13,310,000)		13,310,000

Total Investments — 98.5%
(Cost: $28,126,876)		28,125,976

Other Assets Less Liabilities — 1.5%		419,303

Net Assets — 100.0%		$28,545,279

(a)	Rates are discount rates or a range of discount rates as of period end.

(b)	Affiliate of the Fund.

(c)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended January 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/23	Shares Held at 01/31/23 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$8,760,000	$4,550,000	(a)	$—	$—	$—	$13,310,000	13,310	$87,769	$7

(a)	Represents net amount purchased (sold).

OTC Total Return Swaps

Paid by the Fund		Received by the Fund							Upfront
									Premiums	Unrealized
					Effective	Termination	Notional		Paid	Appreciation
Rate(a)	Frequency	Reference(b)	Frequency	Counterparty	Date	Date	Amount (000)	Value	(Received)	(Depreciation)
4.60%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Citibank N.A.	N/A	08/31/23	13,438	$255,687	$(237,482)	$493,169
4.60%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	Merrill Lynch International	N/A	08/31/23	13,859	259,612	(249,024)	508,636
								$515,299	$(486,506)	$1,001,805

(a)	Represents 3-month Treasury Bill. Rate shown is the rate in effect as of period-end.

(b)	Please refer to the Reference Entity below for more details.

Consolidated Schedule of Investments (unaudited) (continued)	iShares® Commodity Curve Carry Strategy ETF
January 31, 2023

Reference Entity

The ICE BofA Commodity Enhanced Carry Total Return Index consists of futures contracts under each counterparty. The following table represents the individual long positions and related weighting of the future contracts underlying the ICE BofA Commodity Enhanced Carry Total Return Index as of January 31, 2023.

Futures contracts	Maturity date	Weight %
Brent Crude Oil	10/31/2023	25.8%
Copper	12/19/2023	15.8
Gas Oil	12/12/2023	11.2
Corn	12/14/2023	11.1
Soybeans	11/14/2023	10.4
WTI Crude Oil	11/20/2023	6.8
Sugar	02/29/2024	6.7
Live Cattle	06/30/2023	4.8
Coffee	07/19/2023	4.2
Zinc	12/19/2023	3.3

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

●	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

●	Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

●	Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Commercial Paper	$—	$14,317,643	$—	$14,317,643
U.S. Treasury Obligations	—	498,333	—	498,333
Short-Term Securities
Money Market Funds	13,310,000	—	—	13,310,000
	$13,310,000	$14,815,976	$—	$28,125,976
Derivative Financial Instruments(a)
Assets
Commodity Contracts	$—	$1,001,805	$—	$1,001,805

(a)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

2